UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 17, 2007
Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

205, 707– 7th Avenue S.W. Calgary, Alberta, Canada	T2P 3H6

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (403) 263-1623
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 17, 2007, TD Securities Inc., Genuity Capital Markets, CIBC World Markets Inc., Desjardins Securities Inc., Blackmont Capital Inc., Canaccord Capital Corporation and Lehman Brothers Canada Inc., notified Oilsands Quest Inc. (the “Company”) that they exercised the overallotment option associated with the public offering that was initially completed and closed on December 5, 2007. The notice of exercise of the overallotment option is more completely described in the press release attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated December 18, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oilsands Quest Inc. (Registrant)
Date: December 18, 2007	/s/ Karim Hirji
	Name:	Karim Hirji
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated December 18, 2007